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Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual report of Russ Berrie and Company, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Wille, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31, 2003
/s/ JOHN D. WILLE John D. Wille Vice President and Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Russ Berrie and Company, Inc. and will be retained by Russ Berrie and Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 99.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002